JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated June 23, 2022 to PROSPECTUSES dated April 25, 2022

Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 25, 2022 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Changes to Subadviser and Current Expenses

Effective June 23, 2022 (Effective Date), T. Rowe Price Associates, Inc. will become the sole subadviser for the JHVIT Science & Technology Trust. Accordingly, as of the Effective Date, all references to “Allianz Global Investors U.S. LLC” as they relate to the JHVIT Science & Technology Trust are hereby removed from the Annuity Prospectus.

In addition, effective June 1, 2022, there is a reduction in Current Expenses for the JHVIT Science & Technology Trust in the “Appendix: Portfolios Available Under the Contract” section of the Annuity Prospectus.

Accordingly, the subadviser for JHVIT Science & Technology Trust and the “Current Expenses” are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity Prospectus where the appendix lists Science & Technology Series I:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust – Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.02%	8.53	27.04	21.22

The subadviser for JHVIT Science & Technology Trust and the “Current Expenses” are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity Prospectus where the appendix lists Science & Technology Series II:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust – Series II John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.22%	8.31	26.78	20.98

You should retain this Supplement for future reference.

Supplement dated June 23, 2022

06/22:VAPS67	333-70728	333-71074
	333-70730	033-79112
	333-70850	333-83558
333-71072